Renminbi Loan Contract

(Loanee) Party A: Changxing Chisen Electric Co., Ltd.
Address: Jingyi Road, Changxing Economic Development Zone
Legal Representative: Xu Kecheng
Zip Code: 313100

Loaner (Party B): China Construction Bank Corporation Changxing Branch
Address: Huaicheng Road, Changxing
Zip Code: 313100

WHEREAS,

Party A applies to Party B for a loan and Party B agrees such loan to Party A, and in accordance with the relevant laws and regulations and after friendly consultation, both parties hereby agree to enter into this Contract to evidence the aforesaid.

NOW IT IS agreed as follows:

Article 1 Loan Amount

The loan amount under this Contract shall be twenty-three million Yuan Renminbi.

Article 2 Loan Purpose

Party A shall use the loan to purchase raw materials, and may not change such loan purpose without the written consent of the loaner.

Article 3 Loan Period

The loan period under this Contract shall be one year commencing from April 11, 2008 and ending on April 10, 2009.

Article 4 Loan Rate, Penalty Rate, Interest Charge and Interest Settlement

(1)	The loan rate under this Contract shall be annual interest rate of 7.8435% that keeps constant within the loan period.
(2)	Provided that Party A fails to use the loan according to the purpose of this Contract, the penalty rate shall be 100% raised loan rate.
(3)	The penalty rate on overdue repayment shall be 50% raised loan rate.
(4)	The interest date herein shall refer to the date of first offering of loan to the account designated by Party A.

(5)
The loan interest shall start since the date on which the loan is transferred to the account designated by Party A. The loan shall be calculated interest per day, daily interest = annual interest date/360. Provided that Party A fails to pay the interest according to the expiry date of interest, double interest will be collected since the pursuing date thereof.

(6)	The interest under this Contract shall be settled by month, the expiry date for interest shall be the 20th day of each month.

Article 5 Offer and Use of Loan

(1)	Premises
On the premises that the following conditions are satisfied one after another, Party B shall be amenable to offer the loan thereto except its waiver in whole or in part,

1)	Party A has completed all approvals, registrations, deliveries, insurance and other legal procedures in connection with the loan under this Contract;
2)	The guarantee, if any under this Contract, has taken effect and continue to be effective;
3)	Party A has opened the account to draw and repay money pursuant hereto;
4)	Party A has no any one of breach of this Contract or any situation possibly to damage Party B’s creditor’s right as have been specified herein.

(2) Use of fund
The loan under this Contract shall be offered in full and at one time.

Article 6 Repayment

(1) Principal of repayment
Party B shall be entitled to use Party A’s repayment to repay the expenses that should be paid by Party A but has been paid by Party B in advance and the balance shall be recovered in accordance with the principle firstly interest, then principal, settlement of interest with pricipal.
(2) Interest
Party A shall pay Party B the expired interest at the expiry date for interest. The first date to pay interest shall be the first expiry date for interest after the offer of loan.
(3) Principal recovery plan
The principal shall be paid off in full at the expiry date.
(4) Recovery method
By automatic transfer to Party B’s account, also, Party B shall be entitled to transfer the fund from Party A’s account.
(5) Advance repayment
In the event of advance repayment, Party A shall submit a written application to Party B 30 working days in advance and may repay, in whole or in part, the principal after Party B’s approval thereof.

Article 7 Party A’s Right and Obligation

(1) Rights
Party A shall be entitled
1)	to require Party A to offer the loan pursuant to this Contract;
2)	to use the loan pursuant to this Contract;
3)	to apply to Party B for an extension of loan subject to the condition set forth thereby;
4)	to require Party B to keep Party A’s financial information and business secrete in confidence, unless there is otherwise requirement in law;
5)	to refuse Party B and its employee’s act of asking for bribes.

(2) Obligations
Party A shall
1)	to draw the loan and repay the principal and interest thereof pursuant to this Contract and undertake the fees incurred thereby;
2)	to produce financial and accounting data and situation relating to production and operation;
3)	to use the loan according to the purpose specified herein, not to misappropriate the loan to illegal trading;
4)	not to use the assets formed by the loan under this Contract as guarantee for the third person without the consent of Party B before full repayment of the principal and interest of the loan.

Article 8 Party B’s Right and Obligation

(1) Party B shall be entitled to require Party A to repay the principal, interest and fees on time, exercise other rights as have been specified herein and require Party A to perform the obligations thereof under this Contract;
(2) Party B shall offer the loan pursuant to this Contract, exclusive of the delay as a result of Party A’s mistake or other reasons unattributable to Party B;
(3) Party B shall keep Party A’s financial information and business secrete in confidence, unless there is otherwise requirement in law;
(4) Party B may not acquire or require bribes from Party A or the employees thereof;
(5) Party B may not engage any act untruthful or harmful to Party A’s lawful interest.

Article 9 Liability for Breach of Contract

(1)	Party B’s breach of contract
1)	Provided that Party B fails to offer the loan without good cause, Party A may require Party B to offer the loan pursuant to this Contract;

2)	Provided that Party B, in violation of the law or regulation, charges on Party A the interests and fees that shall not be collected, Party A shall be entitled to require the return thereof by Party B.

(2) Party A’s breach of contract
1)	Party A violates any provision set forth herein or any legal liability;
2)	Party A, expressly or by act, make clear not to perform any one of the obligations set forth herein.

Article 10 Miscellaneous

(1) Dispute Resolution
1) Any dispute arising from or in connection with the performance of this Contract shall preferable be settled through friendly consultation. If no settlement can be reached through such consultation, any party may refer such dispute to the court of the place in which Party B is located.

(2) Effectiveness
This Contract shall come into effect since being signed and sealed by both parties.

(3) Counterpart
This Contract shall be executed in three copies, each of which shall be equally authentic.

Article 11 Statement

(1) Party A is clearly aware of Party B’s business scope and authorization limit.
(2) Party A has read all provision of this Contract. Upon Party A’s request, Party B has made construction of relevant provision set forth herein and Party A has known well and fully understands the meanings of the provisions and relevant legal consequence.
(3) Party A’s signing on and performance of the obligations set forth in this Contract comply with the law, administrative rule, regulation and Party A’s articles of association or international file and have been approved by internal authority department and/or national competent department.

Party A: Changxing Chisen Electric Co., Ltd. (seal)
Legal representative: /s/ Xu Kecheng (signature)
Date: April 11, 2008

Party B: China Construction Bank Corporation Changxing Branch (seal)
Authorized representative: /s/ Wang Wei (signature)
Date: April 11, 2008